Exhibit 10.28
December 16, 2008
Coltec Industries Inc,
     as Borrower Representative
5605 Carnegie Boulevard
Charlotte, North Carolina 28209-4674
Attention: Robert D. Rehley
     Re:      Consent to Proposed European Restructuring Transactions
Ladies and Gentlemen:
     Reference is hereby made to that certain Amended and Restated Loan and Security Agreement dated April 26, 2006 (as at any time amended, restated, modified or supplemented, the “Loan Agreement”), by and among Coltec Industries Inc, a Pennsylvania corporation (“Coltec”), Coltec Industrial Products LLC, a Delaware limited liability company (“CIP”), Garlock Sealing Technologies LLC, a Delaware limited liability company (“Garlock Sealing”), GGB LLC, a Delaware limited liability company (“Garlock Bearing”), Corrosion Control Corporation, a Colorado corporation (“CCC”), Stemco LP, a Texas limited partnership (“Stemco LP (TX)”) and V.W. Kaiser Engineering, Incorporated, a Michigan corporation (“Kaiser”); Coltec, CIP, Garlock Sealing, Garlock Bearing, CCC, Stemco LP (TX), and Kaiser each being individually referred to herein as a “Borrower” and collectively as “Borrowers”); EnPro Industries, Inc., a North Carolina corporation (“Parent”); QFM Sales and Services, Inc., a Delaware corporation (“QFM”), Coltec International Services Co., a Delaware corporation (“Coltec International”), Garrison Litigation Management Group, Ltd., a Delaware corporation (“Garrison”), GGB, Inc., a Delaware corporation (“GGB”), Garlock International Inc., a Delaware corporation (“Garlock International”), Garlock Overseas Corporation, a Delaware corporation (“Garlock Overseas”), Stemco Holdings, Inc., a Delaware corporation (“Stemco Holdings”), Compressor Products Holdings, Inc., a Delaware corporation (“CPH”), and Compressor Services Holdings, Inc., a Delaware corporation (“CSH”; QFM, Coltec International, Garrison, GGB, Garlock International, Stemco Holdings, CPH, Garlock Overseas and CSH each being individually referred to herein as a “Subsidiary Guarantor” and collectively as “Subsidiary Guarantors”, and together with Parent, “Guarantors”); the various financial institutions listed on the signature pages hereof (together with their respective successors and permitted assigns, the “Lenders”); Bank of America, N.A., a national banking association (“Bank of America”), in its capacity as a Lender, as collateral and administrative agent for Lenders (together with its successors in such capacity, “Agent”) and as Issuing Bank (as such term is defined in the Loan Agreement), pursuant to which Agent and Lenders have made revolving credit and term loans and other financial accommodations available to Borrowers, which loans and extensions of credit are secured by a security interest in and liens upon all or substantially all of the assets of Borrowers and Guarantors.
     Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms in the Loan Agreement.
     Borrowers and Guarantors have advised Agent and Lenders of the proposed restructuring of the ownership of certain of their European Subsidiaries. In connection with this proposed restructuring, Borrowers and Guarantors have informed Agent and Lenders of Borrowers’ and Guarantors’ desire to form certain limited limited liability companies, including (i) EnPro Luxembourg Holding Company Sarl, a Luxembourg limited liability company (“Luxco”), and (ii) EnPro German Holding GmbH, a German limited liability company (“New German Holdco”) (each

Coltec Industries Inc
and the other Borrowers and Guarantors
December 16, 2008

of the foregoing referred to as a “New European Company” and collectively as the “New European Companies”).
     Once formed, Luxco and New German Holdco will comprise a new vertical branch of the Credit Parties’ corporate structure immediately beneath GGB, and the Equity Interests of certain of the Obligors’ existing European Subsidiaries will be transferred to either Luxco or New German Holdco by the current Obligors and/or their Subsidiaries holding such Equity Interests by means of a series of third party and intercompany loans, transfers and intercompany investments.
     In particular, Borrowers have advised Agent and Lenders of the following transactions and events related to the proposed restructuring:
     (i) GGB has formed Luxco, a new Wholly Owned Subsidiary, and has capitalized Luxco with an investment of approximately € 30,000 (the “Luxco Formation and Investment”);
     (ii) GGB Heilbronn GmbH, a current Wholly Owned Subsidiary of GGB (“Heilbronn”), has provided a non-interest bearing intercompany loan to Luxco in the principal amount of € 200,000 (the “Heilbronn Intercompany Loan”);
     (iii) Luxco has formed New German Holdco, a new Wholly Owned Subsidiary, and has capitalized New German Holdco with an investment of approximately € 25,000 in subscribed capital and € 175,000 in additional paid in capital in exchange for 100% of the share capital of New German Holdco (the “New German Holdco Formation and Investment”);
     (iv) Coltec intends to contribute to GGB all of the Equity Interests it holds in Holley Automotive Systems GmbH (“Holley”), a current Wholly Owned Subsidiary of Coltec, causing Holley to become a Wholly Owned Subsidiary of GGB (the “Initial Holley Stock Transfer”);
     (v) Coltec intends to contribute to Holley all of the Equity Interests it holds in Coltec Industries France SAS (“Coltec France”), causing Coltec France to become a Wholly Owned Subsidiary of Holley (the “Coltec France Stock Transfer”);
     (vi) GGB intends to transfer to Luxco all of the Equity Interests it then holds in Holley and Heilbronn, along with a note receivable owing by Heilbronn in the original principal amount of $22,320,267, thereby causing Holley and Heilbronn to become the Wholly Owned Subsidiaries of Luxco, in exchange for an investment in additional share capital and multi-currency preferred equity certificates (respectively, the “Second Holley Stock Transfer” and the “Initial Heilbronn Stock Transfer”);
     (vii) GGB Verwaltungsgesellschaft mbH intends to withdraw as the limited partner of GGB Germany GmbH & Co. KG (“GGB KG”), causing GGB KG, by operation of German law, to be merged into its general partner, Heilbronn (the “GGB KG Merger”);

Coltec Industries Inc
and the other Borrowers and Guarantors
December 16, 2008

     (viii) New German Holdco intends to acquire the Equity Interests of Holley and GGB Heilbronn from Luxco in exchange for € 175,000 and a combination of equity and debt (such debt, “Note A”), thereby causing Holley and Heilbronn to become Wholly Owned Subsidiaries of New German Holdco (respectively, the “Third Holley Stock Transfer” and the “Second Heilbronn Stock Transfer”);
     (ix) Luxco intends to utilize a portion of its initial capitalization and the proceeds of the Third Holley Stock Transfer and the Second Heilbronn Stock Transfer to repay the € 200,000 Heilbronn Intercompany Loan (the “Heilbronn Intercompany Loan Repayment”);
     (x) Coltec intends to contribute to GGB all of the Equity Interests it holds in Coltec Finance Company Limited (“CFCL”), Compressor Products Holdings Limited, (“CPHL”), and Garlock (Great Britain) Limited “Garlock GB”), thereby causing each of CFCL, CPHL and Garlock GB to become a Wholly Owned Subsidiary of GGB (respectively, the “Initial CFCL Stock Transfer”, the “Initial CPHL Stock Transfer” and the “Initial Garlock GB Stock Transfer”, and collectively, the “Initial UK Stock Transfers”);
     (xi) GGB intends to transfer to Luxco all of the Equity Interests it holds in CFCL, CPHL and Garlock GB, thereby causing each of CFCL, CPHL and Garlock GB to become the Wholly Owned Subsidiaries of Luxco, in exchange for an investment in additional share capital and multi-currency preferred equity certificates (respectively, the “Second CFCL Stock Transfer”, the “Second CPHL Stock Transfer” and the “Second Garlock GB Stock Transfer”, and collectively, the “Second UK Stock Transfers”);
     (xii) Coltec France intends to transfer to CPI SARL (“CPI SARL”) all of the Equity Interests it holds in Liard SAS (France) (“Liard”), thereby causing Liard (France) to become the Wholly Owned Subsidiary of CPI SARL, in exchange for a note receivable owing by CPI SARL (“Note B”) (the “Liard Stock Transfer”);
     (xiii) CPI SARL then intends to merge with and into its Wholly Owned Subsidiary, Liard, causing Liard, by operation of French law, to become the Wholly Owned Subsidiary of Compressor Products International Ltd., the current parent of CPI SARL (the “CPI SARL Merger”); and
     (xiv) Coltec France intends to transfer to Holley the Note B owing by Liard (as successor-by-merger to CPI SARL) (the “Initial Note B Transfer”), Holley then intends to distribute such Note B to New German Holdco (the “Second Note B Transfer”), and New German Holdco then intends to assign such Note B to Luxco (the “Third Note B Transfer”) as a partial repayment of Note A made by New German Holdco to Luxco in connection with the Third Holley Stock Transfer and the Second Heilbronn Stock Transfer (the “Note A Repayment”).

Coltec Industries Inc
and the other Borrowers and Guarantors
December 16, 2008

     Agent and Lenders understand that Borrowers desire to consummate each of the transactions described above in clauses (i) through (ix) on or before December 31, 2008, and each of the transactions described above in clauses (x) through (xiv) on or before March 31, 2009 (such transactions referred to herein collectively as the “European Restructuring Transactions”).
     Pursuant to the Loan Agreement, Borrowers and their Subsidiaries are permitted to make Permitted Acquisitions, Permitted Asset Dispositions, Permitted Distributions, Permitted Foreign Subsidiary Investments, and Permitted Mergers/Liquidations, in each case, subject to the terms and conditions contained therein. Specifically, Borrowers have advised Agent and Lenders, that, as set forth in greater detail below, certain of the European Restructuring Transactions will require the consent of Agent and the Lenders, but that certain other European Restructuring Transactions may be consummated by Borrowers and Guarantors without obtaining the consent of Agent and Lenders so long as the conditions set forth in the Loan Agreement have been satisfied in accordance with the terms thereof:
     (i) The Luxco Formation and Investment is permitted (A) pursuant to Section 10.2.10 of the Loan Agreement, so long as the Second Holley Stock Transfer and the Initial Heilbronn Stock Transfer constitute Permitted Acquisitions under the Loan Agreement, and (B) pursuant to Section 10.2.11, so long as the Luxco Formation and Investment constitutes a Permitted Foreign Subsidiary Investment;
     (ii) The Heilbronn Intercompany Loan is not permitted under the Loan Agreement in light of the restrictions on the making of such loans by a Foreign Subsidiary to another Foreign Subsidiary pursuant to Section 10.2.2 thereof, and thus requires the consent of the Agent and the Required Lenders;
     (iii) The New German Holdco Formation and Investment is permitted (A) pursuant to Section 10.2.10 of the Loan Agreement, so long as the Third Holley Stock Transfer and the Second Heilbronn Stock Transfer constitute Permitted Acquisitions under the Loan Agreement, and (B) pursuant to Section 10.2.11, so long as the New German Holdco Formation and Investment constitutes a Permitted Foreign Subsidiary Investment;
     (iv) The Initial Holley Stock Transfer is not permitted under the Loan Agreement in light of the restrictions on the making of Asset Dispositions by an Obligor pursuant to Section 10.2.9 thereof, and thus requires the consent of the Agent and the Required Lenders;
     (v) The Coltec France Stock Transfer is not permitted under the Loan Agreement in light of the restrictions on the making of Asset Dispositions by an Obligor pursuant to Section 10.2.9 thereof, and thus requires the consent of the Agent and the Required Lenders;
     (vi) The Second Holley Stock Transfer and the Initial Heilbronn Stock Transfer are not permitted under the Loan Agreement in light of the restrictions on the making of Asset Dispositions by an Obligor pursuant to Section 10.2.9 thereof, and thus require the consent of the Agent and the Required Lenders;

Coltec Industries Inc
and the other Borrowers and Guarantors
December 16, 2008

     (vii) The GGB KG Merger is permitted pursuant to Section 10.2.1 of the Loan Agreement, so long as the GGB KG Merger constitutes a Permitted Merger / Liquidation under the Loan Agreement;
     (viii) The Third Holley Stock Transfer and the Second Heilbronn Stock Transfer are not permitted under the Loan Agreement in light of (A) the restrictions on the making of Asset Dispositions by an Obligor pursuant to Section 10.2.9 thereof, and (B) the restrictions on the making of loans by a Foreign Subsidiary to another Foreign Subsidiary pursuant to Section 10.2.2 thereof, and thus require the consent of the Agent and the Required Lenders;
     (ix) The Heilbronn Intercompany Loan Repayment is permitted pursuant to Section 10.2.6 of the Loan Agreement, so long as the Heilbronn Intercompany Loan Repayment satisfies the conditions to the repayment of Funded Debt set forth therein;
     (x) The Initial UK Stock Transfers are not permitted under the Loan Agreement in light of the restrictions on the making of Asset Dispositions by an Obligor pursuant to Section 10.2.9 thereof, and thus each Initial UK Stock Transfer requires the consent of the Agent and the Required Lenders;
     (xi) The Second UK Stock Transfers are not permitted under the Loan Agreement in light of the restrictions on the making of Asset Dispositions by an Obligor pursuant to Section 10.2.9 thereof, and thus each Second UK Stock Transfer requires the consent of the Agent and the Required Lenders;
     (xii) The Liard Stock Transfer is not permitted under the Loan Agreement in light of (A) the restrictions on the making of Asset Dispositions by an Obligor pursuant to Section 10.2.9 thereof, and (B) the restrictions on the making of loans by a Foreign Subsidiary to another Foreign Subsidiary pursuant to Section 10.2.2 thereof, and thus requires the consent of the Agent and the Required Lenders;
     (xiii) The CPI SARL Merger is permitted pursuant to Section 10.2.1 of the Loan Agreement so long as the CPI SARL Merger constitutes a Permitted Merger / Liquidation under the Loan Agreement; and
     (xiv) The Initial Note B Transfer, the Second Note B Transfer and the Third Note B Transfer are not permitted under the Loan Agreement in light of the restrictions on the making of Asset Dispositions by an Obligor pursuant to Section 10.2.9 thereof, and thus each of the Initial Note B Transfer, the Second Note B Transfer and the Third Note B Transfer requires the consent of the Agent and the Required Lenders. However, the Note A Repayment is permitted pursuant to Section 10.2.6 of the Loan Agreement so long as the Note A Repayment satifies the condition to the repayment of Funded Debt set forth therein.

Coltec Industries Inc
and the other Borrowers and Guarantors
December 16, 2008

     As a result of the foregoing, Borrowers have requested that Agent and Lenders consent to each of the following European Restructuring Transactions, as such transactions are not otherwise expressly or conditionally permitted under the Loan Agreement: (i) the Heilbronn Intercompany Loan, (ii) the Initial Holley Stock Transfer, (iii) the Coltec France Stock Transfer, (iv) the Second Holley Stock Transfer, (v) the Initial Heilbronn Stock Transfer, (vi) the Third Holley Stock Transfer, (vii) the Second Heilbronn Stock Transfer, (viii) each of the Initial UK Stock Transfers, (ix) each of the Second UK Stock Transfers, (x) the Liard Stock Transfer, and (xi) each of the Initial Note B Transfer, the Second Note B Transfer and the Third Note B Transfer (each of the foregoing European Restructuring Transactions are hereinafter referred to as the “Consent-Requested Transactions”).
     Additionally, Borrowers have requested that the Agent and Lenders agree to release (and to authorize the Agent to execute documentation effectuating such release) the pledges, security interests and liens granted by the Obligors to the Agent, for the benefit of itself and the Lenders, in the Equity Interests of the following Subsidiaries that are being transferred in accordance with the European Restructuring Transactions: (i) Holley, (ii) Coltec France, (iii) GGB Heilbronn, (iv) CFCL, (v) CPHL and (vi) Garlock GB (collectively, the “Transferred Stock”).
     In connection for the requested release of the Transferred Stock, GGB is required under the Loan Agreement and Pledge Agreement to grant a security interest and lien, and pledge its interests in 65% of the Equity Interests of Luxco, to the Agent for the benefit of itself and the Lenders, as security for all of the Obligations.
     Further, in connection with the execution of this letter agreement, the applicable Obligors will pledge (collectively, the “Additional Foreign Pledges”) 65% of the share capital of the following entities: (i) EnPro Hong Kong Holding Company Limited (“EnPro Hong Kong”), (ii) GGB Bearing Technology (Suzhou) Co., Ltd. (“GGB Technology”) and (iii) GGB Holdings E.U.R.L. (“GGB EURL”), and the Borrowers have requested a waiver of the ten (10) Business Day delivery requirement under the Pledge Agreement for the Additional Foreign Pledges (the “Pledge Waiver”).
     Agent and the Lenders are willing to consent to the Consent-Requested Transactions, release the Transferred Stock (and to authorize Agent to effectuate such release) and grant the Pledge Waiver, subject to the terms and conditions contained herein.
     In addition to the foregoing, the parties have agreed to amend the Loan Agreement as set forth herein.
     NOW, THEREFORE, for the sum of TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
     1. Pledge Waiver; Consent to Consent-Requested Transactions. At the request of Borrowers, Agent and Lenders hereby (a) grant the Pledge Waiver, and (b) consent to (i) the Heilbronn Intercompany Loan, (ii) the Initial Holley Stock Transfer, (iii) the Coltec France Stock Transfer, (iv) the Second Holley Stock Transfer, (v) the Initial Heilbronn Stock Transfer, (vi) the Third Holley Stock Transfer, (vii) the Second Heilbronn Stock Transfer, (viii) each of the Initial UK Stock Transfers, (ix) each of the Second UK Stock Transfers, (x) the Liard Stock Transfer and (xi) each of the Initial Note B Transfer, the Second Note B Transfer and the Third Note B Transfer so

Coltec Industries Inc
and the other Borrowers and Guarantors
December 16, 2008

long as each of the following conditions precedent thereto is met on and as of the day of each of such Consent-Requested Transactions (or with respect to the Heilbronn Intercompany Loan, as of the date hereof):
     (a) Agent receives a duly executed counterpart of this letter agreement from each of the Obligors;
     (b) Each Consent-Requested Transaction is consummated in accordance with its terms as described herein and in accordance with Applicable Law, and all of the European Restructuring Transactions are consummated on or before December 31, 2008 (or with respect to each of the Initial UK Stock Transfers, the Second UK Stock Transfers, the Liard Stock Transfer, the CPI SARL Merger, the Initial Note B Transfer, the Second Note B Transfer, the Third Note B Transfer and the Note A Repayment, on or before March 31, 2009);
     (c) No Default or Event of Default exists (other than those waived hereby pursuant to the Pledge Waiver);
     (d) Borrowers deliver to Agent, for the benefit of itself and Lenders, an updated organizational chart reflecting the corporate structure of all Obligors and their Subsidiaries after giving effect to the European Restructuring Transactions; and
     (e) GGB, Luxco and any other applicable Obligors deliver to Agent, for the benefit of itself and Lenders, in accordance with Section 7.5 of the Loan Agreement and Section 6(d) of the Pledge Agreements, a Pledge Amendment and original Equity Interest certificates (to the extent certificated) with respect to 65% of the issued and outstanding Equity Interests of Luxco, EnPro Hong Kong, GGB Technology and GGB EURL, in each case accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Agent, and such other instruments, assignments, or other documents as Agent may request as are necessary under the UCC or other Applicable Law to perfect (or continue the perfection of) Agent’s Lien upon the Equity Interests of Luxco, EnPro Hong Kong, GGB Technology and GGB EURL.
     2. Release of Pledges of Transferred Stock; No Novation. Subject to the satisfaction of the conditions precedent set forth above in Section 1 and the other terms contained herein, the Lenders hereby authorize the release by Agent of, and upon satisfaction of such conditions and terms, Agent hereby releases, (i) the pledge by Coltec of the Equity Interests of Holley, Coltec France, CFCL, CPHL and Garlock GB, and (ii) the pledge by GGB of the Equity Interests of GGB Heilbronn, each pursuant to the Amended and Restated Pledge Agreement dated April 26, 2006, and Agent agrees to execute and deliver to Borrowers, without representation or warranty, such additional release documentation with respect to the Transferred Stock as may be reasonably requested by Borrowers. Except as otherwise provided for in this Section 2 or in any such release documentation executed by Agent, nothing herein shall be deemed to amend or modify any provision of any Pledge Agreement or Pledge Amendment thereto, each of which shall remain in full force and effect and continue to secure all of the Obligations, without any novation of any of the Loan Documents or Security Documents or any of the Obligations secured thereby.

Coltec Industries Inc
and the other Borrowers and Guarantors
December 16, 2008

     3. Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:
     (a) By deleting the definitions of “Base Rate”, “Federal Funds Rate” and “Required Lenders” contained in Section 1.1 of the Loan Agreement, and by substituting in lieu thereof the following new definitions, in proper alphabetical sequence:
     Base Rate — for any day, a per annum rate equal to the greater of (a) the Prime Rate for such day; (b) the Federal Funds Rate for such day, plus 0.50%; or (c) Adjusted LIBOR Rate for a 30 day interest period as determined on such day, plus 1.00%.
     Federal Funds Rate — (a) the weighted average of interest rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers on the applicable Business Day (or on the preceding Business Day, if the applicable day is not a Business Day), as published by the Federal Reserve Bank of New York on the next Business Day; or (b) if no such rate is published on the next Business Day, the average rate (rounded up, if necessary, to the nearest 1/8 of 1%) charged to BofA on the applicable day on such transactions, as determined by Agent.
     Required Lenders — subject to Section 4.2, at any date of determination thereof, two or more Lenders having Commitments representing at least 50.1% of the aggregate Commitments at such time; provided, however, that (i) if at any time there is only one Lender hereunder, the term “Required Lenders” shall mean such Lender, (ii) if any Lender shall be in breach of any of its obligations hereunder to Borrowers or Agent, including any breach resulting from its failure to honor its Commitment in accordance with the terms of this Agreement, then, for so long as such breach continues, the term “Required Lenders” shall mean two or more Lenders (excluding each Lender that is in breach of its obligations under this Agreement) having Commitments representing at least 50.1% of the aggregate Commitments (excluding the Commitments of each Lender that is in breach of its obligations under this Agreement) at such time, and (iii) if all of the Commitments have been terminated, the term “Required Lenders” shall mean two or more Lenders (excluding each Lender that is in breach of its obligations under this Agreement) holding Loans (including Swingline Loans) representing at least 50.1% of the aggregate principal amount of Loans (including Swingline Loans) outstanding at such time.
     (b) By adding the following new definitions of “Defaulting Lender” and “Prime Rate” to Section 1.1 of the Loan Agreement, in proper alphabetical sequence:
     Defaulting Lender — any Lender that (a) fails to make any payment or provide funds to Agent or any Borrower as required

Coltec Industries Inc
and the other Borrowers and Guarantors
December 16, 2008

hereunder or is in breach of or fails otherwise to perform its obligations under any Loan Document, and such failure is not cured within one Business Day, or (b) is the subject of any Insolvency Proceeding.
     Prime Rate — the rate of interest announced by BofA from time to time as its prime rate. Such rate is set by BofA on the basis of various factors, including its costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above or below such rate. Any change in such rate announced by BofA shall take effect at the opening of business on the day specified in the public announcement of such change.
     (c) By adding a new subclause (z) to Section 2.3.1(i) of the Loan Agreement, so that Section 2.3.1(i) of the Loan Agreement reads in its entirety as follows:
     (i) Issuing Bank shall have no obligation to issue any Letter of Credit unless (x) at least 3 Business Days prior to the date of issuance of a Letter of Credit, Issuing Bank receives an LC Request, LC Application and such other instruments and agreements as Issuing Bank may customarily require for the issuance of a letter of credit of equivalent type and amount as the requested Letter of Credit, (y) each of the LC Conditions is satisfied on the date of Issuing Bank’s receipt of the LC Request and at the time of the requested issuance of a Letter of Credit, and (z) if a Defaulting Lender exists, such Lender or Borrowers have entered into arrangements satisfactory to Agent and Issuing Bank to eliminate any funding risk associated with the Defaulting Lender. If Issuing Bank shall have received written notice from a Lender on or before the Business Day immediately prior to the date of Issuing Bank’s issuance of a Letter of Credit that one or more of the conditions set forth in Section 11 has not been satisfied, Issuing Bank shall have no obligation to issue the requested Letter of Credit or any other Letter of Credit until such notice is withdrawn in writing by that Lender or until the Required Lenders shall have effectively waived such condition in accordance with this Agreement. In no event shall Issuing Bank be deemed to have notice or knowledge of any existence of any Default or Event of Default or the failure of any conditions in Section 11 to be satisfied prior to its receipt of such notice from a Lender.
     (d) By adding the following new sentence to the end of Section 2.3.3 of the Loan Agreement:
Notwithstanding the foregoing, Borrowers shall, on demand by Issuing Bank or Agent from time to time, Cash Collateralize the LC Obligations of any Defaulting Lender.

Coltec Industries Inc
and the other Borrowers and Guarantors
December 16, 2008

     (e) By deleting Section 4.2 of the Loan Agreement, and by substituting in lieu thereof the following new Section 4.2:
     4.2 Defaulting Lender. Agent may (but shall not be required to), in its discretion, retain any payments or other funds received by Agent that are to be provided to a Defaulting Lender hereunder, and may apply such funds to such Lender’s defaulted obligations or readvance the funds to Borrowers in accordance with this Agreement. The failure of any Lender to fund a Loan, to make any payment in respect of LC Obligations or to otherwise perform its obligations hereunder shall not relieve any other Lender of its obligations, and no Lender shall be responsible for default by another Lender. Lenders and Agent agree (which agreement is solely among them, and not for the benefit of or enforceable by any Borrower) that, solely for purposes of determining a Defaulting Lender’s right to vote on matters relating to the Loan Documents and to share in payments, fees and Collateral proceeds thereunder, a Defaulting Lender shall not be deemed to be a “Lender” until all its defaulted obligations have been cured.
     (f) By deleting Section 13.17 of the Loan Agreement, and by substituting in lieu thereof the following new Section 13.17:
     13.17 Replacement of Certain Lenders. If a Lender (a) is a Defaulting Lender, or (b) (i) requested compensation from Borrowers under Section 3.7 or 3.8 to recover increased costs incurred by such Lender (or its parent or holding company) or restore a rate of return on capital which are not being incurred and requested generally by the other Lenders (or their respective parents or holding companies), (ii) delivered a notice pursuant to Section 3.6 claiming that such Lender is unable to extend LIBOR Loans to Borrowers for reasons not generally applicable to the other Lenders, (iii) defaulted in paying or performing any of its obligations to Agent, or (iv) failed (within 5 Business Days after Agent’s request) or refused to give its consent to any amendment, waiver or action for which consent of all of the Lenders is required and in respect of which the Required Lenders have consented, then, in any such case and in addition to any other rights and remedies that Agent, any other Lender or Borrowers may have against such Lender, any Borrower or Agent may, by notice to such Lender within 120 days after such event (with a copy to Agent in the case of a demand by Borrowers and a copy to Borrowers in the case of a demand by Agent), require such Lender to assign all of its rights and obligations under the Loan Documents to Eligible Assignee(s) specified by Agent, pursuant to appropriate Assignment and Acceptance(s) and within 20 days after Agent’s (or Borrowers’) notice. Agent is irrevocably appointed as attorney-in-fact to execute any such Assignment and Acceptance if the Lender fails to execute same. Such Lender shall be entitled to receive, in cash, concurrently with such assignment, all amounts owed to it under the

Coltec Industries Inc
and the other Borrowers and Guarantors
December 16, 2008

Loan Documents, including all principal, interest and fees through the date of assignment (but excluding any prepayment charge).
     4. Covenants of Obligors.
     (a) Each Borrower ratifies and reaffirms the Obligations, the Loan Agreement, each of the other Loan Documents to which it is a party and all of such Borrower’s covenants, duties, indebtedness and liabilities under such Loan Documents; and each Guarantor ratifies and reaffirms the Guaranteed Obligations (as defined in its respective Guaranty), and all of such Guarantor’s covenants, duties, indebtedness and liabilities under its Guaranty, the Pledge Agreement, and the other Loan Documents to which it is a party;
     (b) Each Borrower acknowledges and stipulates that (i) the Loan Agreement and the other Loan Documents executed by such Borrower are legal, valid and binding obligations of such Borrower that are enforceable against such Borrower in accordance with the terms thereof, (ii) all of the Obligations are owing and payable without defense (other than defense that payment has been made), offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by each Borrower), and (iii) the security interests and Liens granted by such Borrower in favor of Agent are duly perfected, first priority security interests and Liens (except with respect to those Permitted Liens that are permitted to have priority pursuant to the Loan Documents); and each Guarantor acknowledges and stipulates that (i) its respective Guaranty, the Pledge Agreement and the other Loan Documents executed by such Guarantor are legal, valid and binding obligations of such Guarantor that are enforceable against such Guarantor in accordance with the terms thereof, and (iii) the security interests and Liens granted by such Guarantor in favor of Agent are duly perfected, first priority security interests and Liens (except with respect to those Permitted Liens that are permitted to have priority pursuant to the Loan Documents); provided, that, no representation or warranty is made by any Obligor as to the perfection of Agent’s Lien in (i) the Insurance Receivables Rights except with respect to the Insurance Receivables Rights arising out of any Asbestos Insurance Policies provided by North River Insurance Company, (ii) the Mercantile Account at any time on or prior to September 30, 2006, or (iii) any Pledged Collateral (as defined in any Pledge Agreement) under foreign law;
     (c) Each Borrower represents and warrants to Agent and Lenders, to induce Agent and Lenders to enter into this letter agreement, that (i) no Default or Event of Default exists on the date hereof (other than those waived hereby pursuant to the Pledge Waiver), (ii) the execution, delivery and performance of this letter agreement have been duly authorized by all requisite corporate or limited liability company action on the part of such Borrower, (iii) this letter agreement has been duly executed and delivered by such Borrower and (iv) all of the representations and warranties made by such Borrower in the Loan Agreement are true and correct on and as of the date hereof; and each Guarantor represents and warrants to Agent and Lenders, to induce such Agent and Lenders to enter into this letter agreement, that (i) the execution, delivery and performance of this letter agreement have been duly authorized by all requisite corporate action on the part of such Guarantor, (ii) this letter agreement has been duly executed and delivered by such Guarantor and (iii) all of the representations and warranties made by such Guarantor in its respective Guaranty and the Pledge Agreement are true and correct on and as of the date hereof;
     (d) Each Borrower agrees that this letter agreement shall be part of the Loan Agreement and a breach of any representation, warranty or covenant herein by such Borrower shall constitute an

Coltec Industries Inc
and the other Borrowers and Guarantors
December 16, 2008

Event of Default; and each Guarantor agrees that this letter agreement shall be part of the Pledge Agreement and a breach of any representation, warranty or covenant herein by such Guarantor shall constitute an Event of Default;
     (e) Each Borrower and each Guarantor agrees that this letter agreement shall be governed by and construed in accordance the internal laws (but without regard to conflict of law principles) of the State of North Carolina, but giving effect to federal laws relating to national banks;
     (f) Each Borrower and each Guarantor agrees that this letter agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns;
     (g) Each Borrower agrees that, except as otherwise expressly provided in this letter agreement, nothing herein shall be deemed to amend or modify any provision of the Loan Agreement or any of the other Loan Documents, each of which shall remain in full force and effect; and each Guarantor agrees that, except as otherwise expressly provided in this letter agreement, nothing herein shall be deemed to amend or modify any provision of its Guaranty, the Pledge Agreement or any of the other Loan Documents, each of which shall remain in full force and effect;
     (h) Each Borrower agrees that this letter agreement is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Loan Agreement and the other Loan Documents shall continue in full force and effect; and each Guarantor agrees that this letter agreement is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and its Guaranty, the Pledge Agreement and the other Loan Documents shall continue in full force and effect;
     (i) Each Borrower and each Guarantor agrees that this letter agreement may be executed in any number of counterparts and by different parties to this letter agreement on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement;
     (j) Each Borrower and each Guarantor agrees that any signature delivered by a party by facsimile or by portable document format by electronic mail shall be deemed to be an original signature hereto;
     (k) Each Borrower and each Guarantor agrees to take such further actions as Agents and Lenders, as applicable, shall reasonably request from time to time in connection herewith to evidence or give effect to any of the transactions contemplated hereby; and
     (l) Each Borrower and each Guarantor agrees that section titles and references used in this letter agreement shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.
[Remainder of page intentionally left blank.]

Coltec Industries Inc
and the other Borrowers and Guarantors
December 16, 2008

     If this letter agreement is acceptable to the Borrowers and Guarantors, please evidence each Borrower’s and Guarantor’s agreement with the terms hereof by executing and returning a copy of this letter to Agent. By their signatures below, each of the Borrowers and Guarantors agrees that each consent of Agent and Lenders contained in this letter agreement is subject to the fulfillment (within the applicable timeframes) of the specific conditions set forth herein with respect to such consent. This letter may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original but all of which shall together constitute one and the same instrument. This letter may be executed and delivered by facsimile or portable document format (PDF) via electronic mail, and the effectiveness of this letter and the signatures hereon shall have the same force and effect as manually signed originals and shall be binding on all parties hereto. This letter shall be effective only upon receipt by Agent of counterparts hereof from Borrowers, Guarantors and Lenders.

Very truly yours,

BANK OF AMERICA, N.A., as Agent

By:	/s/ Andrew A. Doherty

Andrew A. Doherty, Senior Vice President

Coltec Industries Inc
and the other Borrowers and Guarantors
December 16, 2008

Acknowledged and Agreed to:	LENDERS:

BANK OF AMERICA, N.A.

	By:	/s/ Andrew A. Doherty

Andrew A. Doherty, Senior Vice President

SUNTRUST BANK

	By:	/s/ Kevin Harrison

Name: Kevin Harrison Title: Managing Director

WACHOVIA BANK, NATIONAL ASSOCIATION

	By:	/s/ Katherine Houser

Name: Katherine Houser Title: Director

Coltec Industries Inc
and the other Borrowers and Guarantors
December 16, 2008

Acknowledged and Agreed to:	BORROWERS:

COLTEC INDUSTRIES INC

	By:	/s/ Richard L. Magee

Name: Richard L. Magee Title: Vice President and Secretary

COLTEC INDUSTRIAL PRODUCTS LLC

	By:	/s/ Robert P. McKinney

Name: Robert P. McKinney Title: Secretary

GARLOCK SEALING TECHNOLOGIES LLC

	By:	/s/ John R. Mayo

Name: John R. Mayo Title: Vice President and Secretary

GGB LLC

	By:	/s/ Robert P. McKinney

Name: Robert P. McKinney Title: Secretary

CORROSION CONTROL CORPORATION

	By:	/s/ Robert P. McKinney

Name: Robert P. McKinney Title: Secretary

STEMCO LP

	By:	/s/ Robert P. McKinney

Name: Robert P. McKinney Title: Vice President and Secretary

V. W. KAISER ENGINEERING, INCORPORATED

	By:	/s/ Robert P. McKinney

Name: Robert P. McKinney Title: Secretary

Coltec Industries Inc
and the other Borrowers and Guarantors
December 16, 2008

Acknowledged and Agreed to:	PARENT:

ENPRO INDUSTRIES, INC.

	By:	/s/ Robert P. McKinney

Name: Robert P. McKinney Title: Vice President

SUBSIDIARY GUARANTORS:

QFM SALES AND SERVICES, INC.

	By:	/s/ Robert P. McKinney

Name: Robert P. McKinney Title: President and Secretary

COLTEC INTERNATIONAL SERVICES CO.

	By:	/s/ Robert P. McKinney

Name: Robert P. McKinney Title: Secretary

GARRISON LITIGATION MANAGEMENT GROUP, LTD.

	By:	/s/ Elizabeth A. Barry

Name: Elizabeth A. Barry Title: Director of Finance/Treasurer

GGB, INC.

	By:	/s/ Richard L. Magee

Name: Richard L. Magee Title: Vice President

GARLOCK INTERNATIONAL INC

	By:	/s/ John R. Mayo

Name: John R. Mayo Title: Vice President and Secretary

GARLOCK OVERSEAS CORPORATION

	By:	/s/ John R. Mayo

Name: John R. Mayo Title: Vice President and Secretary

Coltec Industries Inc
and the other Borrowers and Guarantors
December 16, 2008

STEMCO HOLDINGS, INC.

By:	/s/ Robert P. McKinney

Name: Robert P. McKinney Title: Vice President

COMPRESSOR PRODUCTS HOLDINGS, INC.

By:	/s/ Robert P. McKinney

Name: Robert P. McKinney Title: Secretary

COMPRESSOR SERVICES HOLDINGS, INC.

By:	/s/ Robert P. McKinney

Name: Robert P. McKinney Title: Secretary